EXHIBIT 99.4

AMENDED AND RESTATED

ASSIGNMENT OF LIMITED PARTNERSHIP DISTRIBUTIONS

(Present Assignment and Assignment as Collateral)

This AMENDED AND RESTATED ASSIGNMENT OF LIMITED PARTNERSHIP DISTRIBUTIONS this ("Assignment") is made effective as of the 1st day of January 2015 by and among _____________________, a Texas corporation whose address is 1301 Municipal Way, Suite 100, Grapevine, Texas 76051 (the "ASSIGNOR"), UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland, whose address is 1301 Municipal Way, Grapevine, Texas 76051 (the "ASSIGNEE"), and UMT Holdings, L.P., a Delaware limited partnership (sometimes referred to herein as the “Partnership” or “UMTH”) by UMT SERVICES, INC., a Delaware corporation as its general partner (“General Partner”). The General Partner joins in this Assignment solely for the purpose of consenting to the pledge and assignment of the Partnership’s interest and distributions as provided for in this Assignment.

WITNESSETH :

WHEREAS, certain affiliates (the “Obligors” or an “Obligor”) of the ASSIGNOR, are indebted to the ASSIGNEE (the “Indebtedness”) pursuant to certain lending arrangements including (i) certain deficiency loans (“Deficiency Loans”) owing from UMTH Lending Company, L.P. (“UMTHLC”), (ii) certain recourse loans owing from other affiliates (the “Recourse Obligations”) and (iii) certain payment obligations of UMTH in favor of ASSIGNEE in connection with that certain Indemnification Agreement dated December 31, 2005 (the “Indemnification Agreement”) originally executed by UMTH in favor of __________________, a Texas corporation (“______”), which Indemnification Agreement secures deficiency obligations owing to _______ by _________________, a Texas corporation and affiliate of ______, and which Indemnification Agreement was subsequently assigned to ASSIGNEE pursuant to that certain Assignment of Indemnification Agreement as Collateral effectively dated July 1, 2007 (the “______”).

WHEREAS, ASSIGNOR owns the class and number of Units of Partnership Interest of UMTH under the Agreement of Limited Partnership of UMTH dated June 17, 2003, as amended (the “Partnership Agreement”) as set forth on Exhibit A attached hereto and incorporated herein by this reference (the “Interest”).

WHEREAS, ASSIGNOR has previously pledged certain Units of Partnership Interest to ASSIGNEE as security for the repayment of the Indebtedness or a portion thereof, and ASSIGNOR now desires to execute this Assignment with regard to the Interest to amend, restate and supersede all prior pledges of Units of Partnership Interest by ASSIGNOR in favor of ASSIGNEE.

WHEREAS, ASSIGNOR, as an affiliate of the Obligors, is financially interested in the Obligors and wishes to preserve the financial condition of the Obligors in order to promote the financial success of the Obligors, their owners and affiliates.

WHEREAS, ASSIGNOR desires the ASSIGNEE to make certain modifications to the existing indebtedness of the Obligors to ASSIGNEE, such Indebtedness, as so modified being evidenced by those certain Amended and Restated Notes dated effective January 1, 2015 as set forth on Exhibit B delivered or to be delivered by Obligors to ASSIGNEE, including all amendments, renewals and extensions thereof (the “Notes”) and ASSIGNEE has required that ASSIGNOR execute and deliver this Assignment to ASSIGNEE as a condition to such modifications of the indebtedness of Obligors to ASSIGNEE. The term the “Notes” shall include the “Deficiency Notes” and the “Recourse Obligations Notes” as more particularly described on Exhibit B

WHEREAS, in addition to making this Assignment to induce ASSIGNEE to make the modifications to the Indebtedness and further as security for the performance of Obligors’ obligations to ASSIGNEE under the Notes and the Wonder Funding Indemnification Obligations, ASSIGNOR desires to make the assignment of distributions to ASSIGNEE herein in order to assist Obligors with their repayment obligations of the Indebtedness.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1.                     Capitalized Terms: All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Partnership Agreement.

2.                     Present Assignment of Interest:

(a)                For valuable consideration, the receipt whereof is hereby acknowledged, ASSIGNOR hereby assigns, transfers, bargains and sells to ASSIGNEE, pursuant to Section 4.5 of the Partnership Agreement, the right to receive all distributions to which the ASSIGNOR is entitled with respect to the Interest (“Distributions”), subject to the limitations under the Partnership Agreement and the Delaware Revised Uniform Partnership Act (the “Act”) on the rights of an “Assignee” who has not become a “Substituted Limited Partner.”

(b)               ASSIGNEE accepts the assignment of the Distributions. The execution of this Assignment shall serve as ASSIGNEE’s acceptance of and agreement with the Partnership Agreement with respect to the Distributions; provided, however, that ASSIGNEE accepts and agrees that it shall be deemed an “Assignee” and not a “Substituted Limited Partner” thereunder.

3.                     Assignment of Interest as Collateral.

(a)                ASSIGNOR hereby grants to ASSIGNEE a security interest in and assigns to ASSIGNEE all right, title and interest in the Distributions as security for (i) the performance and payment by Obligors of the Indebtedness, (ii) the performance and obligations of ASSIGNEE under this Assignment, and (iii) all obligations and all expenses and attorneys' fees incurred by ASSIGNEE under this Assignment, the Notes, the Wonder Funding Indemnification Obligations or any other document or instrument related thereto (collectively, the "Obligations”). ASSIGNEE may offset against and may apply all Distributions to the Obligations in the manner described below and until all Obligations have been paid in full, all rights to such Distributions shall remain subject to the assignment, lien and security interest of this Assignment.

2

(b)               ASSIGNOR agrees to execute and deliver to ASSIGNEE such further documents of assignment or confirmations thereof as ASSIGNEE may from time to time reasonably request to enable ASSIGNEE to secure its rights under this Assignment.

4.                     Application of Payments. All amounts paid to or received by the ASSIGNEE in respect of the Indebtedness from whatever source (whether from ASSIGNOR, an Obligor, or any realization upon any security, or otherwise) shall be applied:

(a)                first, to reimburse ASSIGNEE for all attorneys’ fees, court costs or other costs or expenses incurred by ASSIGNEE which are reimbursable to ASSIGNEE in accordance with the Notes, the Wonder Funding Indemnification Obligations and any other document or instrument related to the Indebtedness;

(b)               next, to the unpaid accrued interest and then to the outstanding principal of the Recourse Obligations Notes, and

(c)                finally, to the payment of any other outstanding obligations under the foregoing instruments and agreements.

5.                     Representations and Warranties. ASSIGNOR represents and warrants to ASSIGNEE that:

(a)                ASSIGNOR’s exact legal name and address are as set forth in the first section of this Assignment;

(b)               the units of partnership interest comprising the Interest have been validly issued, are fully paid and non-assessable, and are owned by ASSIGNOR free of any pledge, lien, charge, encumbrance, claim, restriction on transferability or otherwise, option, or other security interest therein or the proceeds thereof except for the assignment to and Lien of ASSIGNEE granted hereunder, and ASSIGNOR is the sole holder of record and sole beneficial owner thereof, free and clear of any security interest, pledge, or other lien or encumbrance (collectively, “Lien”);

(c)                ASSIGNOR is entitled to the share of distributions of income, profits and payments of any nature whatsoever arising from the Interest corresponding to the class and percentage of ownership in the Partnership represented thereby;

(d)               ASSIGNOR has the full power, right and authority to enter into this Assignment and to pledge, mortgage, assign, transfer, deliver, deposit, set over and confirm the Distributions to ASSIGNEE as provided herein;

(e)                ASSIGNOR has obtained all necessary consents, approvals, authorizations or orders of any person, corporation, partnership, trust, governmental entity, or other entity required for the execution and delivery of this Assignment or the delivery of the Distributions to ASSIGNEE as provided herein;

(f)                the execution and delivery of this Assignment and the performance of its terms, will not result in the violation of any provision of the governing documents of the Partnership, or violate or constitute a default under the terms of any other agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to ASSIGNOR or any of its property;

3

(g)               there are no actions or proceedings which are threatened or pending against ASSIGNOR which might result in any material adverse change in ASSIGNOR's financial condition or which might materially affect any of ASSIGNOR's assets; and

(h)               this Assignment shall create a valid lien upon, and security interest in, the Distributions subject to no prior security interest, lien, charge, encumbrance, or agreement purporting to grant to any third party a security interest in the Distributions except as specifically described in this Assignment.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Assignment.

6.                     Covenants. ASSIGNOR covenants and agrees that, until payment in full of all of the Obligations is made, ASSIGNOR:

(a)                notify ASSIGNEE if ASSIGNOR receives a Distribution and will hold such Distribution in trust for the benefit of ASSIGNEE and, if requested by ASSIGNEE, shall immediately deliver such Distribution in the form received by ASSIGNOR. In the event that the Distribution is in the form of a check or other instrument, ASSIGNOR shall provide ASSIGNEE with all necessary endorsements thereon;

(b)               will not, without the prior written consent of ASSIGNEE, attempt to or further sell, assign, transfer, mortgage, pledge or otherwise further encumber any of ASSIGNOR's rights in or to the Distributions or grant a Lien therein to any other party;

(c)                agree, permit or suffer to occur any change in ASSIGNOR’s Interest or in ASSIGNOR’s rights to any Distributions therefrom, without the prior written consent of ASSIGNEE;

(d)               hereby irrevocably authorizes ASSIGNEE to file financing statement(s) describing the Distributions in all public offices deemed necessary by ASSIGNEE, and to take any and all actions, including, without limitation, filing all financing statements, continuation financing statements and all other documents that ASSIGNEE may reasonably determine to be necessary to perfect and maintain ASSIGNEE's security interest in the Distributions. ASSIGNOR shall, upon demand, pay the cost of filing or recording all financing statement(s) and other documents. ASSIGNOR agrees to execute and deliver promptly to ASSIGNEE all financing statements, continuation financing statements, assignments, and all other documents and take all such other actions that ASSIGNEE may reasonably request in form satisfactory to ASSIGNEE to perfect and maintain ASSIGNEE's security interest in the Distributions; and

(e)                shall promptly notify ASSIGNEE in writing of the initiation of any suits or proceedings before any court, government agency, arbitration panel or administrative tribunal, which may result in any material adverse change (i) in the Interest, or (ii) in the property or financial condition of the ASSIGNOR.

4

7.                     Default. Each of the following will be an Event of Default hereunder (each, an "Event of Default"):

(a)                the default in the payment or performance of the Obligations or any part thereof;

(b)               the occurrence of a default or an Event of Default under any instrument or agreement evidencing, guarantying or securing any of the Obligations;

(c)                the failure of ASSIGNOR to perform or observe any of the covenants or other provisions of this Assignment;

(d)               any breach by ASSIGNOR of any representations made in this Assignment or any misrepresentation by ASSIGNOR to ASSIGNEE in this Assignment;

(e)                the issuance of a court order, lien or attachment against any part of the Interest;

(f)                the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of ASSIGNOR in an involuntary bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator for ASSIGNOR or for any substantial part of its properties, or the filing and pendency for thirty (30) days without dismissal of a petition initiating an involuntary case under any such bankruptcy, insolvency or other similar law;

(g)               the commencement by ASSIGNOR of a voluntary case under any applicable bankruptcy, insolvency or other similarly law now or hereafter in effect, or the consent by ASSIGNOR to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of ASSIGNOR or of any substantial part of its properties, or the making by either of them of any general assignment for the benefit of creditors, or the failure of ASSIGNOR generally to pay its debts as such debts become due;

(h)               the death or dissolution of ASSIGNOR;

(i)                 the hypothecation (including by means of any assignment, mortgage, pledge or grant of a security interest therein) of any of the ASSIGNOR’s economic or other interest in the Interest; or

(j)                 the sale, assignment or transfer of the ASSIGNOR’s interest in the Interest or any portion thereof, by instrument, conveyance, operation of law or otherwise;

8.                     Remedies Upon Default. Upon the occurrence of an Event of Default under this Assignment, as defined above, ASSIGNEE shall have the following rights and options:

(a)                To exercise those rights granted to it under this Assignment, or any related document;

5

(b)               To demand, collect, sue for, receive, compromise, compound and adjust all Distributions due ASSIGNOR for any reason whatsoever with respect to the Interest at any time thereafter; and

(c)                To pursue ASSIGNEE’s remedies with respect to any collateral under this Assignment as a secured creditor under the Uniform Commercial Code or other provisions of applicable law.

9.                     Waiver. No delay on ASSIGNEE's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon ASSIGNOR by ASSIGNEE with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair ASSIGNEE's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder without notice or demand, or prejudice ASSIGNEE's rights as against ASSIGNOR in any respect. In addition, no waiver of any Event of Default will be deemed to be a waiver of any subsequent Event of Default and no action taken by ASSIGNEE hereunder shall in any way impair or limit ASSIGNEE's right to exercise any or all rights or remedies ASSIGNEE may otherwise have against ASSIGNOR with respect to any Obligations. This Assignment shall not, in any manner, be construed as a compromise of any Obligations except to the extent that a Distribution is applied to reduce the Obligations and then only to the extent and in the amount of such Distribution actually received by ASSIGNEE. This is an absolute, unconditional and continuing assignment and will remain in full force and effect until the Obligations have been fully paid to ASSIGNEE at which time this Assignment shall terminate and the Distributions and all rights thereto shall revert back to ASSIGNOR. This Assignment will extend to and cover renewals of the Obligations and any number of extensions of time for payment thereof and will not be affected by any surrender, exchange, acceptance or release by ASSIGNEE of any other pledge or any security held by it for any of the Obligations. ASSIGNEE shall have absolute discretion in the manner and order of application of the Distributions to the repayment of the Obligations. Notice of acceptance of this assignment, notice of extensions of credit to ASSIGNOR from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of ASSIGNEE to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-611 are hereby waived.

10.                   Miscellaneous. This Assignment shall be binding upon ASSIGNOR and ASSIGNOR's heirs, administrators, successors and assigns, and shall inure to the benefit of, and be enforceable by, ASSIGNEE and its successors, transferees and assigns. None of the terms or provisions of this Assignment may be waived, altered, modified or amended except in writing duly signed for and on behalf of ASSIGNEE and ASSIGNOR. Additionally, this Assignment may be executed in any number of counterparts, which counterparts shall, collectively and separately, constitute one agreement. If any term or provision set forth in this Assignment shall be deemed invalid or unenforceable, the remainder of this Assignment, other than such provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

11.                   Notices. Any notices under or pursuant to this Assignment shall be deemed duly sent when delivered by facsimile transmission, with electronic confirmation of delivery, or when mailed by overnight courier service, with the signature of the recipient upon delivery, addressed as follows:

6

If to ASSIGNEE, to:	United Mortgage Trust
1301 Municipal Way, Suite 220
Grapevine, Texas 7605
Attention: ________________

If to ASSIGNOR, to:	_________________________
1301 Municipal Way, Suite 220
Grapevine, Texas 7605
Attention: ________________

12.                   Non-Liability of Partnership. Neither the Partnership nor the General Partner shall have any duty of inquiry with respect to its payment of Distributions to ASSIGNEE in accordance with the terms of this Assignment nor shall they be liable for paying Distributions to ASSIGNEE by reason thereof. The Partnership and the General Partner shall be entitled to rely upon any request, demand, notice, instrument, order, judgment, certification, or other writing delivered to them by ASSIGNEE hereunder without being required to determine the amount of the outstanding Obligations or the authenticity or the correctness of any fact stated therein or the propriety or validity thereof. ASSIGNOR shall indemnify and hold harmless the Partnership and General Partner from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Assignment.

13.                   Governing Law. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the domestic laws of the state of Delaware without regard to principles of conflicts of laws that would require the application of the laws of another state.

14.                    Amendment and Restatement. This Assignment amends restates and supersedes all prior pledges of Units of Partnership Interest by ASSIGNOR in favor of ASSIGNEE.

[Signature pages follow]

7

This Assignment is executed and delivered effective as of the day and year set forth above.

ASSIGNOR:

By:

Name:

Its:

[Signature Page –Assignment of Limited Partnership Interest]

This Assignment is executed and delivered effective as of the day and year set forth above.

ASSIGNEE:

UNITED MORTAGE TRUST

By:
Name:
Its:	President

[Signature Page –Assignment of Limited Partnership Interest]

CONSENT OF GENERAL PARTNER

UMT SERVICES, INC., as the General Partner of UMT Holdings, L.P. hereby consents and agrees to the assignment of Distributions on Assignor’s Class C and D of Partnership Interest as provided for in this Assignment, free and clear of any and all Liens that the Partnership or any affiliate thereof may have thereon (any of such Liens are subordinated to the Assignment and security interest being granted by Assignor to Assignee) and covenants and agrees that it shall enter the Assignment into the records of the Partnership and shall pay all Distributions thereafter made in respect of said C and D Units to ASSIGNEE in accordance with the terms of this Assignment and shall further provide such additional information and assistance to the Assignee as Assignee may reasonably request in order more fully to document, protect or more fully realize the benefits of the assignment and security interest granted hereby.

UMT SERVICES, INC.

By:
Dated effective January 1, 2015
Its:

EXHIBIT A

The Interest

________ UMTH C Units as evidenced by Global Certificate No. ________ dated ________,

and

_______ UMTH D Units as evidenced by Global Certificate No. ________ dated _________.

EXHIBIT B

The Notes

“Deficiency Notes”

•	Amended and Restated Promissory Note No. 1, effectively dated January 1, 2015, by UMTH LENDING COMPANY, L.P., a Delaware limited partnership, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.

•	Amended and Restated Promissory Note No. 2, effectively dated January 1, 2015, by UMTH LENDING COMPANY, L.P., a Delaware limited partnership, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.

“Recourse Obligations Notes”

•	Second Amended and Restated Promissory Note No. 1, effectively dated January 1, 2015, by SOUTH CENTRAL MORTGAGE, INC., a Texas corporation, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.

•	Second Amended and Restated Promissory Note No. 2, effectively dated January 1, 2015, by SOUTH CENTRAL MORTGAGE, INC., a Texas corporation, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.

•	Second Amended and Restated Promissory Note No. 1, effectively dated January 1, 2015, by READY AMERICA FUNDING CORP., a Texas corporation, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.

•	Second Amended and Restated Promissory Note No. 2, effectively dated January 1, 2015, by READY AMERICA FUNDING CORP., a Texas corporation, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.

•	Second Amended and Restated Promissory Note No. 1, effectively dated January 1, 2015, by CAPITAL RESERVE GROUP, INC., a Texas corporation, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.

•	Second Amended and Restated Promissory Note No. 2, effectively dated January 1, 2015, by CAPITAL RESERVE GROUP, INC., a Texas corporation, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland

•	Second Amended and Restated Promissory Note No. 1 (Wonder Funding Obligations), effectively dated January 1, 2015, by READY AMERICA FUNDING CORP., a Texas corporation, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.

•	Second Amended and Restated Promissory Note No. 2 (Wonder Funding Obligations), effectively dated January 1, 2015, by READY AMERICA FUNDING CORP., a Texas corporation, in favor of UNITED MORTGAGE TRUST, a real estate investment trust organized under the laws of the State of Maryland.